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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                     0-19777                 22-3103129
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

     On March 14, 2006, DUSA Pharmaceuticals, Inc. (the "Company") filed a Current Report on Form 8-K to report its merger, on March 10, 2006, with Sirius Laboratories, Inc. ("Sirius"). Such Form 8-K indicated that the Company would file certain pro forma financial information no later than the date by which such information is required. On May 9, 2006 and June 7, 2006 the Company filed the required pro forma financial information on Form 8-K/A. The unaudited pro forma condensed consolidated information included in this amendment as Exhibit 99.1, attached hereto and incorporated by reference, supplements the pro forma financial information that was included in our Current Reports on Form 8-K/A filed with the SEC on May 9, 2006 and June 7, 2006 and should be read in conjunction therewith.

(a) Financial Statements of Businesses Acquired.

     The audited balance sheets of Sirius as of December 31, 2005, 2004 and 2003, and the audited statements of operations, stockholders' equity (deficit), and cash flows of Sirius for fiscal years ended December 31, 2005, 2004 and 2003, and the notes to such audited financial statements, previously filed as
Exhibit 99.2 to the Company's Form 8-K filed with the Commission on March 14, 2006.

(b) Pro Forma Financial Information.

     The following pro forma financial information, together with accompanying summary notes, is included herein as Exhibit 99.1:

     (i) Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2006; and

     (ii) Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005.

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(d) Exhibits.

The following exhibits are being filed with this Current Report:

Item No.   Description
--------   -----------

  23.1     Consent of Altschuler, Melvoin & Glasser LLP.

  99.1 Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2006 and the year ended December 31, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DUSA PHARMACEUTICALS, INC.


Dated: August 15, 2006                     By: /s/ D. Geoffrey Shulman
                                            ------------------------------------
                                            D. Geoffrey Shulman, MD, FRCPC
                                            Chairman of the Board and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

Item No.   Description
--------   -----------

  23.1     Consent of Altschuler, Melvoin & Glasser LLP.

  99.1 Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2006 and the year ended December 31, 2005.